GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL
7.	GOODWILL

Goodwill represents the excess of the cost of acquiring CTI and CTSAS in 2008 and CSP and CTS in 2011 over the net fair value assigned to the assets acquired and liabilities assumed in those acquisitions. Changes in the carrying amount of goodwill consist of the following (all amounts in thousands):

Balance on December 31, 2009	$51,244
Fiscal year 2010 changes	—
Balance on December 31, 2010	51,244
Goodwill acquired as part of the acquisition of CSP	2,978
Goodwill acquired as part of the acquisition of CTS	1,107
Balance on December 31, 2011	$55,329

We performed the first step of the traditional two-step process for assessing goodwill for impairment as of August 31, 2011. That first step of the two-step process requires a comparison of our estimated fair value versus our carrying (book) value per our consolidated financial statements. If our carrying value exceeded our fair value, further analysis (step 2 of the two-step process) would be required to determine the amount, if any, that our goodwill was impaired as of August 31, 2011. Step 1 of our analysis indicated that our fair value was significantly greater than our carrying value as of August 31, 2011, therefore step 2 of the goodwill impairment assessment was not required and our goodwill was not considered to be impaired. Further, we noted no events or circumstances that occurred subsequently to August 31, 2011 that indicated that goodwill impairment existed as of December 31, 2011.